UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida                               0-13763                                                    59-2095002
(State or other jurisdiction                                                      (Commission File Number)                                 (IRS Employer Identification No)
     of incorporation)

5250-140th Avenue North, Clearwater, Florida                                                                                                                                     33760
(Address of principal executive officers)                                                                                                                            (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 20, 2010, the Company appointed Robert D. Woltil to serve as the Company’s Interim Chief Financial Officer. Effective September 1, 2010, our Board of Directors approved the appointment of Robert D. Woltil as Vice President Finance, Chief Financial Officer, and Corporate Secretary.  During the period of his engagement as Interim Chief Financial Officer, Mr. Woltil provided such services while an employee of SFN Professional Services LLC d/b/a/Tatum (“Tatum”), an executive services firm. With the appointment of Mr. Woltil as the Company’s Chief Financial Officer, the Company has terminated its Interim Services Agreement with Tatum.

Pursuant to an offer letter dated August 24, 2010, Mr. Woltil will receive an annual salary of $158,000. In addition, the Company agreed to grant Mr. Woltil a non-qualified option to purchase 30,000 shares of the Company’s common stock with an exercise price of $3.83 per share. The option shares are subject to a vesting schedule whereby 10,000 shares will be immediately vested as of the date of the grant, September 1, 2010, with the remaining 20,000 shares vesting over a three year period in equal increments commencing on the anniversary date of the grant. In addition to his base salary, Mr. Woltil will be eligible to participate in any incentive bonus plan that is approved by the Company’s Board of Directors for the year ended March 31, 2011 on a prorated basis commencing with his appointment as Interim Chief Financial Officer on July 20, 2010.

Item 9.01                      Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.                                Description

10.1                                Non-Qualified Stock Option Agreement
10.2                                Offer Letter
99.1                                Press Release dated September 1, 2010
_______________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  September 2, 2010                                     By: /s/ Owen Farren
Name:  Owen Farren
Title:  President and Chief Executive Officer